UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES ACT OF 1934
Date of Report (date of earliest event reported): July 18, 2007
Commission File No. 001-33016

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	68-0629883 (I.R.S. Employer Identification Number)
16701 Greenspoint Park Drive, Suite 200
Houston, Texas 77060
(Address of principal executive offices, including zip code)
(281) 408-1200
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     The consolidated balance sheet of Eagle Rock Energy GP, L.P. (“Eagle Rock GP”) as of December 31, 2006 is filed herewith as Exhibit 99.1 and is incorporated herein by reference. Eagle Rock GP is the general partner of Eagle Rock Energy Partners, L.P.
     The unaudited condensed consolidated balance sheet of Eagle Rock GP as of March 31, 2007 is filed herewith as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d)  Exhibits:

Exhibit Number	Description

99.1	Consolidated Balance Sheet of Eagle Rock GP as of December 31, 2006.

99.2	Condensed Consolidated Balance Sheet of Eagle Rock GP as of March 31, 2007.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: July 18, 2007

EAGLE ROCK ENERGY PARTNERS, L.P.
By:	EAGLE ROCK ENERGY GP, L.P.,
its general partner

By:	EAGLE ROCK ENERGY G&P, LLC,
its general partner

By:	/s/ Alfredo Garcia
Alfredo Garcia
Acting Chief Financial Officer (Duly Authorized and Principal Financial Officer)

2